April 24, 2015

Pzena Mid Cap Focused Value Fund
Investor Class	PZVMZ
Institutional Class	PZIMX

Pzena Emerging Markets Focused Value Fund
Investor Class	PZVEX
Institutional Class	PZIEX

Pzena Long/Short Value Fund
Investor Class	PZVLX
Institutional Class	PZILX

Each, a series of Advisors Series Trust

Supplement to the Statement of Additional Information (“SAI”), dated March 31, 2014, as supplemented

Effective immediately, the following information is added above the “In-Kind Purchases and Redemptions” section on page 37 of the SAI:

The Funds may also authorize one or more broker-dealers or other financial intermediaries to accept purchase and redemption orders on their behalf (“Authorized Intermediaries”).  Authorized Intermediaries may be authorized by the Funds’ principal underwriter to designate other Authorized Intermediaries to accept orders on the Funds’ behalf.  An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order.

Please retain this Supplement with your SAI.
The date of this Supplement is April 24, 2015.